EXHIBIT 10.11

ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

This ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”) is made as of May 23, 2006 (“Effective Date”), by and between HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company (“Assignor”), and BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership (“Assignee”).

RECITALS:

WHEREAS, Assignor, as purchaser, and MIDDLETON INVESTORS, LLC, a Massachusetts limited liability company (“Seller”) as seller, entered into that certain Purchase and Sale Agreement dated May 19, 2006, (“Contract”) regarding property located in the Town of Middleton, Essex County (South), Commonwealth of Massachusetts, commonly known as The Ferncroft Corporate Center, 35 Village Road; and

WHEREAS, Assignor desires to assign to Assignee all of Assignor’s right, title, and interest as purchaser, in and to the Contract, and Assignee desires to accept such assignment, subject to the terms and provisions hereof.

AGREEMENTS:

NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid by Assignee to Assignor, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties hereto agree as follows:

1.     Assignor has ASSIGNED, TRANSFERRED, CONVEYED and DELIVERED, and by these present does ASSIGN, TRANSFER, CONVEY AND DELIVER, unto Assignee, its successors and assigns, all of Assignor’s right, title, and interest in, to and under the Contract.

2.     Assignee hereby assumes and agrees to perform the liabilities, obligations, duties, and responsibilities of Assignor with respect to the terms and conditions of the Contract.

3.     This Assignment may be executed in multiple counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

REMINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGE FOLLOWS.

IN WITNESS WHEREOF, this Assignment is executed on the date first above written.

ASSIGNOR:

HARVARD PROPERTY TRUST, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Secretary

ASSIGNEE:

BEHRINGER HARVARD OPPORTUNITY OP I, LP,
a Texas limited Partnership

By:	/s/ Gerald J. Reihsen, III
Name:	Gerald J. Reihsen, III
Title:	Secretary